                                                                    Exhibit 99.1

      CERTAIN INFORMATION WITH RESPECT TO GRANITE BROADCASTING CORPORATION
         TO BE DISCLOSED TO PROSPECTIVE PRIVATE PLACEMENT PURCHASERS OF
              SENIOR SECURED NOTES NOT PREVIOUSLY PUBLICLY REPORTED

OCTOBER 31, 2003 CASH BALANCE

As of October 31, 2003, Granite Broadcasting Corporation (the "Company") had approximately $55,454,000 of cash on hand, including (i) a federal income tax refund totaling $7,723,000 and (ii) a $25,000,000 drawdown on its credit facility.

ADJUSTED EBITDA

In this report, Adjusted EBITDA means income (loss) before income taxes and cumulative effect of a change in accounting principle plus depreciation and amortization, interest expense, non-cash compensation, non-cash interest expense, non-cash preferred stock dividend, (gain) loss on extinguishment of debt and program amortization, less program payments, interest income and gain on sale of assets. The Company has provided Adjusted EBITDA data to prospective purchasers of the senior secured notes because such data is commonly used as a measure of performance for broadcast companies and is also used by investors to measure a company's ability to service debt. Adjusted EBITDA is not, and should not be used as an indicator of or alternative to operating income, net loss or cash flow as reflected in he Company's consolidated financial statements, is not a measure of financial performance under accounting principles generally accepted in the United States and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with accounting principles generally accepted in the United States. The Company's definition of Adjusted EBITDA may be different from the definition of Adjusted EBITDA used by other companies in the Company's industry.

--------------------------------------------------------------------------------------------------------
                                                                                       Nine months ended
                                             Years ended December 31,                      September 30,
                                       ------------------------------------       ----------------------
(Dollars in thousands)                   2000          2001          2002         2002         2003
--------------------------------------------------------------------------------------------------------
Adjusted EBITDA                        $31,404        $7,673       $13,226      $6,525       $2,362


The following table sets forth a reconciliation of income (loss) before income taxes and cumulative effect of change of accounting principle to Adjusted EBITDA.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                      Nine months ended
                                                               Years ended December 31,                   September 30,
                                                        -------------------------------------     ---------------------
                                                           2000          2001          2002         2002         2003
-----------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes and cumulative
     effect of a change in accounting principle         $(35,914)    $(104,297)      $125,053     $135,077    $(40,539)
     Plus:
         Depreciation and amortization expense             32,590        32,812        24,882       21,224       10,538
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
         Interest expense                                  29,654        47,482        34,889       27,140       23,034
         Non-cash compensation expense                      1,974         1,473         1,508        1,065          721
         Non-cash interest expense                          3,008         7,951        13,031       11,929        3,571
         Non-cash preferred stock dividend                     --            --            --           --        6,387
         (Gain) loss on extinguishment of debt            (6,184)         2,012        15,097       15,097           --
         Program amortization                              24,507        32,742        28,924       17,710       18,230
     Less:
         Program Payments                                  20,565        24,391        24,187       17,227       19,052
         Interest income                                      678         1,559         1,077          596          528
         Gain on sale of assets                                --            --       192,406      192,406           --
                                                          -------      --------       -------      -------       ------
Consolidated Adjusted EBITDA                               28,392       (5,775)        25,714       19,013        2,362
Less:
     KNTV(1) Adjusted EBITDA                               (3,013)      (13,448)        12,488       12,488           --
                                                          -------      --------       -------      -------       ------
Adjusted EBITDA                                           $31,404      $  7,673       $13,226      $ 6,525       $2,362
                                                          =======      ========       =======      =======       ======
-----------------------------------------------------------------------------------------------------------------------

(1)      The Company sold KNTV on April 30,  2002.

BROADCAST CASH FLOW

In this report, broadcast cash flow means operating loss plus depreciation and amortization, corporate expense, non-cash compensation and program amortization, less program payments. Broadcast cash flow is not reduced by affiliation payments ($2,523,000 for the fiscal year ending December 31, 2003) made to the WB network relating to the Company's WB stations. The Company has provided broadcast cash flow data to prospective purchasers of the senior secured notes because such data are commonly used as a measure of performance for broadcast companies and are also used by investors to measure a company's ability to service debt. Broadcast cash flow is not, and should not be used as, an indicator or alternative to operating income, net income or cash flow as reflected in the Company's consolidated financial statements, is not a measure of financial performance under accounting principles generally accepted in the United States and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with accounting principles generally accepted in the United States. The Company's definition of broadcast cash flow may be different from the definition of broadcast cash flow used by other companies in the Company's industry.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                      Nine months ended
                                                            Years ended December 31,                      September 30,
                                                     --------------------------------------    ------------------------
(Dollars in thousands)                                    2000         2001          2002        2002          2003
-----------------------------------------------------------------------------------------------------------------------
OTHER DATA:
Big-3 stations' broadcast cash flow                  $   33,009    $   19,872     $  25,731     $ 16,158      $ 14,004
WB stations' broadcast cash flow                          8,774        (1,740)       (2,139)      (2,182)       (3,129)
                                                     ----------    ----------     ---------     --------      --------
Broadcast cash flow                                  $   41,783    $   18,131     $  23,592     $ 13,976      $ 10,874

Big-3 stations' broadcast cash flow margin                 39.7%         28.8%         33.8%        30.1%         26.2%
WB stations' broadcast cash flow margin                    21.1%         (5.2)%        (6.4)%       (9.4)%       (12.3)%


The following table sets forth a reconciliation of operating loss to broadcast cash flow.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                      Nine months ended
                                                                 Years ended December 31,                 September 30,
                                                          -----------------------------------    ----------------------
(Dollars in thousands)                                      2000          2001          2002        2002          2003
-----------------------------------------------------------------------------------------------------------------------
Operating loss                                            $(9,282)     $(47,271)      $(4,545)    $(3,217)      $(7,701)
     Plus:
         Depreciation and amortization expense             32,590        32,812        24,882      21,224        10,538
         Corporate expense                                 10,392         9,687         9,536       6,947         8,139
         Non-cash compensation expense                      1,974         1,473         1,508       1,065           721
         Program amortization                              24,507        32,742        28,924      17,710        18,230
     Less:
         Program payments                                  20,565        24,391        24,187      17,227        19,052
                                                          -------       -------       -------     -------       -------
Consolidated broadcast cash flow                           39,616         5,052        36,118      26,502        10,875
     Less:
         KNTV broadcast cash flow                         (2,167)      (13,080)        12,526      12,526            --
                                                          -------       -------       -------     -------       -------
Broadcast cash flow                                       $41,783       $18,132       $23,592     $13,976       $10,875
                                                          =======       =======       =======     =======       =======
-----------------------------------------------------------------------------------------------------------------------

TELEVISION STATION DATA

The following table sets forth general information for each of the Company's NBC, ABC and CBS stations (the "Big-3 Stations") and each of the Company's Warner Brothers Network stations (the "WB Stations") (dollars in thousands):

                                                                                             Market                Prime
                             DMA                                             Network      Advertising     News     Time
       Market Area          Rank(1)        TVHH(2)       TV Station      Affiliation(3)    Revenue(4)    Rank(5)   Rank(5)
Big-3 Stations:
   Buffalo, NY                44           639,190          WKBW              ABC         $   94,900        2        3
   Fresno/Visalia, CA         57           519,330          KSEE              NBC             86,500        2        2
   Syracuse, NY               80           375,880          WTVH              CBS             54,000        3        2
   Fort Wayne, IN            104           264,140          WPTA              ABC             35,600        1        3
   Peoria/Bloomington, IL    117           236,810          WEEK              NBC             32,800        1        1
   Duluth, MN/Superior,                                                                       18,900        1        1
    WI(6)                     136           172,250          KBJR              NBC
WB Stations:
   S.F./Oakland/San Jose,                                                                    602,800       NA        5
    CA                         5          2,436,220         KBWB               WB
   Detroit, MI                10          1,899,910         WDWB               WB            368,300       NA        6
-------------------------------------------------------------------------------------------------------------------------

(1) There are 210 generally recognized television markets, known as designated market areas, or DMAs, in the United States. DMAs are ranked in size according to various factors based upon actual or potential audience. DMA rankings contained in this report are from the Nielsen Station Index dated October 2003, as estimated by the A.C. Nielsen Company, or Nielsen. DMA rank refers to the size of the DMA.

(2) TVHH refers to the number of television households in a DMA as estimated by Nielsen.

(3) Each of the Company's current network affiliation agreements expires (subject to renewal) between May 2004 and December 2011.

(4) 2002 market advertising revenues are derived from independent market audits in all markets except for Buffalo and Duluth, which are management estimates.

(5) The Company's news and prime time ranking are based on the average rankings for the July 2003, May 2003, February 2003 and November 2002 ratings periods. The Company's news and prime time rankings are based on the adults 25-54 demographics for the Big-3 stations and prime time rankings for the WB stations are based on 18-49 demographics.

(6) The Company also owns channel 11 License, Inc., the licensee of television station KRII, Channel 11, Chisholm, Minnesota, a satellite station that transmits the signal of KBJR into the northern section of the DMA. Although KRII predominantly rebroadcasts the KBJR signal,

      KRII broadcasts unique news and weather content, as well as certain commercials, separately to this region. KBJR also airs UPN programming over its DTV signal and carried by virtually all cable operators in the DMA.

DIGITAL CONVERSION

As of September 30, 2003, all of the Company's television stations were capable of digital television broadcasts except for the Company's Buffalo, Detroit and Syracuse stations. The Company expects to substantially complete the digital construction at these stations by the end of the first quarter of 2004, prior to the extended deadlines mandated by the Federal Communications Commission, or FCC. The Company expects to spend a total of approximately $8.1 million and $190,000 in 2003 and 2004, respectively, in connection with implementation of digital technology. The FCC has granted a special temporary authority to the Company's Duluth station to broadcast its digital signal at a power lower than its full licensed power until April 2004. The Company's Duluth station may request additional six-month extensions of this special temporary authority if necessary. In September 2003, the Company's Syracuse station requested special temporary authority to broadcast its digital signal at a power lower than its full licensed power and the Company's Buffalo station plans to request such authority no later than the first quarter of 2004. The Company is not aware of any reason why these requests will not be granted. The Company expects to spend approximately $1.5 million to enable these stations to broadcast at full licensed power. Failure to timely construct these facilities may subject these stations to FCC sanctions, including admonishments, monetary sanctions and rescission of the digital television authorization.

GROSS REVENUES BY CATEGORY FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2003

                                                       NINE MONTHS ENDED SEPTEMBER 30,
                                   ---------------------------------------------------
(Dollars in thousands)                        2002                        2003
--------------------------------------------------------------------------------------
Local/regional                     $  59,728        48.3%        $ 47,552        50.3%
National                              51,925        42.0%          40,531        42.9%

Network compensation                   2,320         1.9%           2,427         2.6%
Political                              5,898         4.8%             968         1.0%
Other                                  3,722         3.0%           3,080         3.2%
                                   =========       =====         ========       ======
Gross revenue                        123,593       100.0%          94,558       100.0%

Less: Agency commissions              21,414                       15,714

Net revenue                        $ 102,179                     $ 78,844


PROGRAM PAYMENTS DATA FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2003

The following table presents program payments data for the nine months ended September 30, 2002 and 2003:

---------------------------------------------------------------------
                                                    NINE MONTHS ENDED
                                                        SEPTEMBER 30,
---------------------------------------------------------------------
(Dollars in thousands)                               2002        2003
---------------------------------------------------------------------
  Program payments                               (17,227)    (19,052)
---------------------------------------------------------------------

PROPERTIES

The following table contains information describing the general character of certain of the Company's properties:

                                                              OWNED OR         APPROXIMATE
                              METROPOLITAN                                            SIZE        EXPIRATION
  STATION                     AREA AND USE                     LEASED          (SQUARE FEET)       OF LEASE
-------------------------------------------------------------------------------------------------------------
    KSEE            Meadow Lake, California
                         Tower Site                            Leased                1,000           5/16/13

    KRII            Chisolm, Minnesota
                         Tower Site                             Owned                1,250                --

MANAGEMENT INCENTIVE AWARD

On February 25, 2003, the Company's Compensation Committee recommended, and the Company's Board of Directors approved, an incentive award of $3,286,065 to each of W. Don Cornwell and Stuart J. Beck to be paid, subject to vesting terms, only upon the occurrence of the refinancing with a maturity of at least two years, of the Company's current senior debt due April 15, 2004. Don Cornwell's award, which would vest evenly over three years from the refinancing date, would be used to repay in full his outstanding loan from the Company of $3,286,065 due January 25, 2006. A portion of Stuart Beck's award would be used to repay in full his outstanding loan from the Company of $221,200 due January 25, 2006, and the remaining amount of Mr. Beck's incentive award would be paid in the form of cash or shares of the Company's nonvoting common stock. This stock grant would vest over three years from the refinancing date and the amount of non-voting common stock to be received would be valued on each vesting date, as determined by the Company's Compensation Committee. If the Company uses the proceeds of its proposed senior secured note offering, as currently planned, the performance condition of Messrs. Cornwell's and Beck's incentive awards will be satisfied.